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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of Earliest Event Reported): March 26, 2004

                             THE DIRECTV GROUP, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


          0-26035                                       52-1106564
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   (Commission File Number)                (I.R.S. Employer Identification No.)

      2250 EAST IMPERIAL HIGHWAY
        EL SEGUNDO, CALIFORNIA                                90245
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 (Address of Principal Executive offices)                  (Zip Code)

                                 (310) 964-0808
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               (Registrant's Telephone Number, Including Area Code

                                 NOT APPLICABLE
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          (Former Name or Former Address, if changed Since Last Report)

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ITEM 9.    REGULATION FD DISCLOSURE.

           On November 20, 2000 and on February 9, 2001, each of Hughes Electronics Corporation and General Motors Corporation, our former parent, filed a Current Report on Form 8-K in which they discussed various disclosure practices each would attempt to follow with respect to our website.

           As previously reported, on December 22, 2003, Hughes, GM and The News Corporation Limited announced the completion of a series of transactions that resulted in the separation of Hughes from GM and the acquisition by News Corporation of 34% of the common stock of Hughes. Also, as previously reported, on March 16, 2004, Hughes changed its corporate name to "The DIRECTV Group, Inc."

           As a result of the News Corporation transactions, we are now a publicly traded company and are no longer a wholly-owned subsidiary of GM. Since we are now a public company no longer affiliated with GM, we may or may not follow the disclosure practices set forth in the previously filed Current Reports on Form 8-K.

           We maintain and intend to continue to maintain a corporate website at www.directvgroup.com on which we intend to post significant corporate information from time to time. While significant information concerning The DIRECTV Group will be made available to the public by various means, including by filing Current Reports on Form 8-K, we encourage you also to review our website to access such information. Notwithstanding the foregoing, the contents of our corporate website, www.directvgroup.com, shall not be deemed to be incorporated by reference into this Item 9.



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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        The DIRECTV Group, Inc.


Date: March 26, 2004                    By:   /s/ Larry D. Hunter
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                                            Name:  Larry D. Hunter
                                            Title: Executive Vice President,
                                                   General Counsel and Secretary






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